                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is vice president and treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1996 to March 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April , 1996.

                                                            GREEN TREE FINANCIAL
CORP.



                                                            BY: /s/Phyllis A.
                                                                -------------
Knight
- ---------------
                                    Phyllis A. Knight
                                    Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is vice president and treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1996.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.45%
                                GREEN TREE TRUST
                                     1996-B
                                 MONTHLY REPORT
                                   MARCH 1996

                                                   Distribution Date:  4/15/96
                                                   CUSIP#:  393505 LR1
                                                   Trust Account:  3334726-0

A.  Collected Amount                                             $1,408,310.77

B.  Delinquent Payments Advanced/Recovered                           22,195.71

C.  Aggregate Repurchase Price for Contracts
    to be Repurchased                                                      .00

D.  Amount Available (A+B+C)                                      1,430,506.48

E.  Monthly Principal (6.45%)                                       139,580.25

    (1)  Regular Principal Payments              $245,255.64
    (2)  Principal Prepayments                    905,296.86
    (3)  Delinquent Principal Advanced             14,389.31
    (4)  Net Losses                                 5,609.80
    (5)  Contracts Repurchased due to Breach
         of Representations and Warranties
         (See attached)                                  .00
    (6)  Bankruptcy Write-Down                           .00
    (7)  Delinquent Payments Recovered                   .00
    (8)  Unpaid Principal from Prior Months              .00

         Total Principal                                          1,170,551.61

G.  Monthly Servicing Fee (.75%)                                     15,706.70

H.  Advances Reimbursed                                                    .00

I.  Guaranty Fee                                                    104,667.92

J.  Shortfall ((E+F+(if Company is not the
    Servicer)G)-D)                                                         .00

K.  Guaranty Payment (lesser of J or Guaranty Amount
    from prior month)                                                      .00

L.  Aggregate Certificate Principal Balance                      23,960,175.39

M.  New Guaranty Amount (lessor of (1) Guaranty
    Amount from prior month - K or (2)L)                          2,513.072.00

N.  Pool Scheduled Principal Balance                            23,960,175.39

O.  Pool Factor
    (1)  Previous Month Pool Factor                                 1.00000000
    (2)  Current Month Pool Factor                                   .95342150

                       GREEN TREE FINANCIAL CORPORATION
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.45%
                                GREEN TREE TRUST
                                     1996-B
                                 MONTHLY REPORT
                                   MARCH 1996
                                     Page 2

                                            Distribution Date:  4/15/96
                                            CUSIP#:  393505 LR1
                                            Trust Account:  3334726-0

P.  Aggregate Scheduled Balances and Number of
    Delinquent Contracts

    (a)  31-59 days           48,071.89         7
    (b)  60-89 days           14,892.84         4
    (c)  90 or more days            .00         0

Q.  Liquidated Contracts                        #  1             5,639.95

    (1)  Net Liquidation Loss                                    5,912.87

R.  Number of Loans Remaining                                       4,650

S.  Number and Principal Balance of Contracts
    with FHA Claims finally rejected, or no FHA
    claim was submitted because FHA Insurance
    was unavailable                             #  1             5,609.80

T.  Average Sixty-Day Delinquency Ratio                               .06

U.  Current Realized Loss Ratio                                       .02

V.  Cumulative Realized Loss Ratio                                    .02

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                     1996-B
                                   March 1996
                              Defaulted Contracts



                                                Estimated
                                    Repurchase   Loss at
  Account#     Principal  Interest    Amount    Sale Date
- ------------  ----------  --------  ----------  ----------

15707306        5,609.80     30.15    5,639.95    5,912.87
               ---------    ------   ---------   ---------

TOTALS         $5,609.80    $30.15   $5,639.95   $5,912.87
               =========    ======   =========   =========